SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  October 18, 2002


                            NewPower Holdings, Inc.
                            -----------------------

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                               1-16157                   52-2208601
------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission               (IRS Employer
of Incorporation)                    File Number)           Identification No.)


One Manhattanville Road, Purchase, New York                         10577
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (914) 697-2100

Item 5. Other Events.

     As previously reported, on June 11, 2002, NewPower Holdings, Inc. (the "Company") and its wholly owned subsidiaries, TNPC Holdings, Inc. and The New Power Company (collectively, the "Debtors"), each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court") (Case No. 02-10835). The Debtors manage, and will continue to manage, their properties and operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

     On October 18, 2002, the Debtors received approval from the Bankruptcy Court for a hearing to approve the Disclosure Statement (the "Disclosure Statement") filed with the Bankruptcy Court with respect to the Debtors' Joint Plan of Reorganization. The hearing to approve the Disclosure Statement is scheduled for 10:00 a.m. Eastern Standard Time on December 17, 2002 at the Bankruptcy Court's location at 18 Greenville Street, Newnan, Georgia 30264. A copy of the Disclosure Statement Hearing Notice is attached to this report as
Exhibit 99.1 and incorporated in this report by reference.

     The Company filed its monthly operating report for the period of August 31
- September 30, 2002 (the "September Monthly Operating Report") with the Bankruptcy Court on October 23, 2002. A copy of the September Monthly Operating Report is attached to this report as Exhibit 99.1 and incorporated in this report by reference.*

THE SEPTEMBER MONTHLY OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

     The Company cautions readers not to place undue reliance upon the information contained in the September Monthly Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the September Monthly Operating Report is complete. The September Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended.

*Certain attachments to the September Monthly Operating Report are not included as part of Exhibit 99.2, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Commission upon its request.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibit No. Description.

             99.1  Disclosure Statement Hearing Notice

             99.2 Monthly Operating Report for the period August 31-September 30, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 25, 2002


                               NEWPOWER HOLDINGS, INC.


                               By: /s/ H. Eugene Lockhart
                                   --------------------------------------------
                                   Name:   H. Eugene Lockhart
                                   Title:  President & Chief Executive Officer

                                 EXHIBIT INDEX

             The following exhibits are filed herewith:


Exhibit No.                              Description
-----------                              -----------

99.1    Disclosure Statement Hearing Notice
99.1    Monthly Operating Report for the period August 31 - September 30, 2002.